Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Asteriko Corp. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended June 30, 2016 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Somporn Phatchan,

Chief Executive Officer

March 23rd, 2017